UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 30, 2012

Date of report (Date of earliest event reported)

Feihe International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah	001-32473	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Star City International Building, 10 Jiuxianqiao Road, C-16th Floor

Chaoyang District, Beijing, China 100016

(Address of principal executive offices, including Zip Code)

+86 (10) 8457-4688

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 30, 2012, Feihe International, Inc. (the “Company”) reported its results of operations for the fiscal quarter and full year ended December 31, 2011.  The Company’s press release is furnished herewith as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Director

Effective March 30, 2012, Mr. Neil Shen resigned as a director of the Company.  Mr. Shen’s resignation was not related to any disagreement or dispute with the Company.  A copy of the resignation letter from Mr. Shen dated March 30, 2012 is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Appointment of New Director

Effective March 30, 2012, the Board of Directors of the Company (the “Board”) appointed Ms. Jingjun Mu as a director. Ms. Mu will serve as an independent director. As a director, Ms. Mu may participate in the Company’s compensation arrangements, plans, policies and procedures available to directors and described in the Company’s Annual Report on Form 10-K.

Biographical Information of New Director

Certain biographical and related information regarding Ms. Jingjun Mu is as follows:

Jingjun Mu has been a member of the Board since March 2012. Ms. Mu served as Vice Executive Director of the China Dairy Industry Association (“CDIA”) since 2004. From 1997 to 2004, she served as Secretary-General of CDIA. Ms. Mu also served as General Manager of the China Food Group Supplying Corporation from 1986 to 1997. Ms. Mu served as Deputy Manager of Beijing Wind Instruments Factory from 1972 to 1986. Prior to that Ms. Mu served at the Tianjin Planning Bureau from 1962 to 1972. Ms. Mu is a qualified Senior Economist and graduated from the Institute of Light Chemical and Light Industry for Chemical Engineering.

Ms. Mu’s experience in the dairy industry, and her management, economic and financial background, make her a valuable addition to the Board.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description
99.1	Press release of Feihe International, Inc. dated March 30, 2012 announcing financial results for fiscal quarter and full year ended December 31, 2011

99.2	Resignation letter from Neil Shen dated March 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEIHE INTERNATIONAL, INC.

By:	/s/ Leng You-Bin
Leng You-Bin
Chairman and CEO

Date: March 30, 2012

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press release of Feihe International, Inc. dated March 30, 2012 announcing financial results for fiscal quarter and full year ended December 31, 2011

99.2	Resignation letter from Neil Shen dated March 30, 2012.